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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 21, 1999

                LAKEHEAD PIPE LINE COMPANY, LIMITED PARTNERSHIP
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



               DELAWARE                                333-59597                              39-1715851
    (STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)          (I.R.S. EMPLOYER IDENTIFICATION NO.)
    INCORPORATION OR ORGANIZATION)


      LAKE SUPERIOR PLACE, 21 WEST SUPERIOR STREET, DULUTH, MN 55802-2057
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (218) 725-0100





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ITEM 5. OTHER EVENTS

         The consent of PricewaterhouseCoopers LLP to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-59597) (the "Registration Statement") of their report dated January 8, 1999, appearing on page F-2 of Lakehead Pipe Line Company, Limited Partnership's ("Lakehead") Annual Report on Form 10-K for the year ended December 31, 1998, is filed as
Exhibit 99.1 of this Current Report on Form 8-K.

         In addition, the consent of PricewaterhouseCoopers LLP to the incorporation by reference in the Registration Statement of their report dated January 8, 1999, included in the Current Report on Form 8-K for Lakehead Pipe Line Partners, L.P., dated April 15, 1999, is included in Exhibit 99.1. Lakehead Pipe Line Company, Inc., is the general partner of Lakehead. The contents of such Exhibit are incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)     EXHIBITS

         Exhibit 99.1     --     Consent of PricewaterhouseCoopers LLP.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LAKEHEAD PIPE LINE COMPANY, LIMITED
                                    PARTNERSHIP


Date: July 21, 1999

                                    By: /s/ MARK MAKI
                                       --------------------------------
                                        Mark Maki
                                        Chief Accountant


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                                 EXHIBIT INDEX

         Exhibit No.
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         Exhibit 99.1     --     Consent of PricewaterhouseCoopers LLP.